UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2014
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Matters Relating to Outgoing Independent Registered Public Accounting Firm

On December 10, 2014, the Audit Committee of the Board of Directors of Universal Technical Institute, Inc. (the Company or UTI) commenced a comprehensive, competitive process to select an independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending September 30, 2015 (request for proposal). On December 19, 2014, PricewaterhouseCoopers LLP (PwC) declined to stand for re-election and informed the Company that it would not respond to the Company’s request for proposal. The termination of the relationship will become effective upon completion by PwC of its procedures on the unaudited interim financial statements of UTI as of and for the quarter ended December 31, 2014 and the filing of the related Form 10-Q.

The audit reports of PwC on the Company’s consolidated financial statements as of and for the  fiscal years ended September 30, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2014 and 2013, and the subsequent interim period through December 19, 2014, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports and (ii) no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions).

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K. The Company requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the statements made above in this Item 4.01(a). A copy of PwC’s letter dated December 23, 2014 is filed as Exhibit 16.1 hereto.

(b) Matters Relating to Successor Independent Registered Public Accounting Firm

As noted above, on December 10, 2014, the Audit Committee of the Board of Directors of the Company commenced a comprehensive, competitive process to select an independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending September 30, 2015.  That process is ongoing.  As a result, the Audit Committee has not yet selected a successor independent registered public accounting firm for the Company. The Audit Committee expects to have a firm in place during the second fiscal quarter ending March 31, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

December 23, 2014	By:	/s/ Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Senior Vice President of Business Development

Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP dated December 23, 2014